UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2006

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Item 1.  Report to Stockholders.

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Calvert

Investments that make a difference

September 30, 2006
Annual Report
Calvert Large Cap
Growth Fund

Important!
Take the Calvert Environment and Climate Change Survey -- Details on Inside Cover
www.calvert.com/survey

Calvert

Investments that make a difference

a UNIFI company

Take the Calvert Environment and Climate Change Survey

Thank you so much for your support of Calvert.  From time to time we seek the input from investors like you to help inform our social investment policy choices.  We would greatly appreciate your participation in a 10-minute on-line survey focused on the Environment, Climate Change, and Energy Issues.  If you are interested in participating, please go to the following link:  www.calvert.com/survey.  We thank you in advance for your participation.  The survey will close on December 22, so respond soon!

Table of Contents

President's Letter

Social Update
4

Portfolio Management Discussion
7

Shareholder Expense Example
11

Report of Independent Registered Public Accounting Firm
13

Statement of Net Assets
14

Statement of Operations
19

Statements of Changes in Net Assets
20

Notes to Financial Statements
21

Financial Highlights
27

Explanation of Financial Tables
31

Proxy Voting and Availability of Quarterly Portfolio Holdings

Director and Officer Information Table

Dear Shareholders:

Over the 12 months ended September 30, 2006, the U.S. economy and financial markets have moved solidly ahead while facing shifting pressures from fluctuating energy prices and interest rates, the ongoing war in Iraq, and a change in Federal Reserve (Fed) leadership and policies.

During the reporting period, we've also begun to see some encouraging shifts in the areas of U.S. stock market leadership as investors move from pursuing more speculative, short-term trends toward higher-quality, more fundamentally oriented investing. Many of our portfolio managers and Funds have faced significant headwinds over the last several years as certain management styles (e.g., value and small-cap) and market sectors (e.g., energy and industrials) have dominated market performance. We know you may have concerns about the performance of your Calvert Funds, and we want you to know we share your concerns and would like to address them.

A Look at Market Headwinds

Cyclical "headwinds" are a part of any investment process as economic and market trends change, and styles go in and out of favor. As long-term investors, we know that performance leadership of different styles rotates. And at Calvert, we strive to provide you with a broad array of investment options, managed by experienced money managers, so you can diversify your portfolio to weather market ups and downs. While we remain fully confident in our sub-advisors and investment process that combines rigorous financial analysis with analysis of a company's corporate responsibility practices, we are nonetheless challenged by certain sector and cyclical issues in the marketplace.

Specifically, many of Calvert's portfolio managers employ disciplines that screen for stocks that exhibit strong fundamentals--such as steady earnings growth, high returns on equity or low debt--and that are fairly priced. For many of our Funds, this fundamental financial analysis, coupled with our social screening process, leads to a bias toward more  growth-oriented companies, many of which are in areas like healthcare,  information technology, and the consumer discretionary sectors--areas that until  recently have been underperforming.

With signs of a slowing economy and the recent outperformance of higher-quality companies with solid, long-term fundamentals, we believe a readjustment in the financial markets is underway that should benefit Calvert investors. In time, the cyclical headwinds should blow more strongly in our direction, favoring the high-quality companies with strong fundamentals and long-term growth potential that our Fund managers favor and portfolios emphasize.

Former Calvert Board Member Awarded 2006 Nobel Peace Prize

Recently, Dr. Muhammad Yunus and Grameen Bank were jointly awarded the 2006 Nobel Peace Prize for their pioneering work in microfinance. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976 to provide poor people with access to small loans that empower them to start or expand their own businesses. This award is especially significant in that it makes explicit and acknowledges the direct link between financial self-sufficiency and peace. Calvert is proud of our 10-year association with Dr. Yunus and of the role that our firm and shareholders have played in supporting Dr. Yunus's Nobel Prize-winning work in microfinance.

Advancing Regulatory Oversight

On the regulatory front, we continue to strengthen compliance operations with regard to codes of ethics, compliance programs, and SEC and NASD disclosure requirements. Our Chief Compliance Officer for Calvert Funds, Karen Becker, a Calvert veteran of 20 years, has oversight of and administers all Fund policies and procedures which have been designed with the highest level of integrity.

30 Acts of Caring

For our 30th anniversary, Calvert staff decided to honor the founding spirit of the company with 30 separate acts of caring. From book and clothing drives to refurbishing homes with Habitat for Humanity-- to working in soup kitchens, volunteering at elder daycare centers, and raising money to grant the wishes of ill children for the Make A Wish Foundation--Calvert employees are participating fully in this celebration of community service.

A Long-Term, Disciplined Outlook

Looking ahead, we believe our disciplined, research-driven investment process will lead to rewarding long-term performance for Calvert investors. We encourage you to work with a financial professional to maintain a strategic investment plan and diversified portfolio. Your advisor can provide important insights into investment markets and personal financial planning, particularly in challenging markets.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products. Calvert continues to strive toward its dual goals of favorable investment results and a positive impact on corporate responsibility, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2006

Social Update
from the Calvert Social Research Department

As a company, through the work of Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2006.

Shareholder Advocacy

We filed 17 shareholder resolutions during the 2006 proxy season, eight of which resulted in successful corporate dialogues and six of which were voted upon.  Two of the resolutions received more than one-third of the vote (considered very high for shareholder-initiated proposals)--Home Depot on equal employment opportunity issues and Standard Pacific on energy efficiency.  We also filed resolutions regarding sustainable forestry, predatory lending, animal welfare, disclosure and reporting, and contributions to political organizations and campaigns.

Corporate board diversity remains a major area of Calvert focus, with one-third of the resolutions filed for the reporting period in this area. We revisited our efforts launched in 2002, when Calvert sent letters to 154 companies in the Calvert Social Index Fund with no gender or racial diversity on their boards. Two-thirds of those companies still in the Index now have board diversity or a statement endorsing board diversity.  For more information about these initiatives, see Shareholder Advocacy at www.calvert.com/sri_648.html.

Deepening our Impact

We are developing a plan to heighten the visibility and extend the impact of our overall advocacy efforts. While we will continue to file shareholder resolutions and engage management of the companies we hold in dialogue, we are expanding our approach to other advocacy tools and channels. This includes direct company and industry-wide dialogues (whether on our own or in multi-stakeholder settings) and industry standard-setting exercises to help leverage change across industries on a global basis. We also plan to engage in public policy and regulatory advocacy, by taking advantage of our proximity to and relationships with the U.S. government, non-governmental organizations, think tanks, and media.

Community Investments

Many of our Funds participate in Calvert's community investing, or High Social Impact Investing (HSII) program, administered through the Calvert Social Investment Foundation. The HSII program may allocate up to between 1% and 3% of Fund assets at below-market rates to provide economic opportunity for struggling populations.1 During the reporting period, the Foundation made several investments to groups working to revitalize the Gulf Coast Region in the aftermath of Hurricanes Katrina and Rita. MicroCredit Enterprises (MCE), a non-profit that leverages private capital to make tiny business loans to women in developing countries living in extreme poverty, was another organization receiving an investment from the Foundation.

Global Issues

China and the Internet. As China clamps down on freedom of information and expression, several major U.S. internet and information technology companies have come under scrutiny by members of Congress, the media and various human rights organizations. We are now in discussions with several major portfolio holdings about minimizing their complicity in human rights abuses and disclosing how they are complying with government policy.  Bennett Freeman, Calvert's Senior Vice President for Social Research and Policy, participated on Calvert's behalf in a multi-stakeholder dialogue convened by the Center for Democracy and Technology (CDT). This event aimed to develop a global industry standard addressing these issues, and included leading companies such as Microsoft, Google and Yahoo.

Sudan. Calvert has also made a commitment to address the human rights crisis in Sudan. Due to our long-standing human rights and Indigenous Peoples' rights criteria, we do not invest in companies that materially contribute to sustaining the Sudanese regime and the abuses in Darfur. We continue to scrutinize our holdings for such involvement and will, if necessary, take action through engagement or divestment. We remain prepared to lend our name and voice to appropriate opportunities as they arise, whether through engagement with companies or public policy initiatives.

Special Equities

A modest but important portion of certain Calvert portfolios is invested in private companies that make socially or environmentally helpful products or provide such services, both with a profit objective. We have long been involved in the technology side of the alternative energy sector, but we're seeing a new area of growth in related services. To that end, we have invested in Global Resource Options, one of the largest solar power installation services in the country.2 While this is still a fragmented field, the company has already expanded into some of the more challenging areas of the country. And with more states starting to provide tax credits geared at alternative energy, the growth potential is significant.

Also, through the Special Equities program, we have invested in the Rose Smart Growth Fund, which acquires buildings in urban, mass-transit oriented locations around the country.  Rose manages these buildings to a "green" standard, seeking increased energy efficiency, decreased operating expenses, healthier indoor environments, and higher tenant retention.  The Rose Fund acquired its first asset in April 2006, consisting of two historic office buildings in Seattle, Washington that the Fund seeks to certify with the US Green Building Council's Leadership in Energy and Environmental Design (LEED) Rating SystemTM, the nationally accepted benchmark for the design, construction, and operation of high performance green buildings. Supporting this green building movement allows us to diversify our efforts to reduce energy usage.3

1.     As of September 30, 2006, Calvert Social Investment Foundation represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.82%; CSIF Bond, 0.44%; CSIF Equity, 0.57%; Calvert Capital Accumulation Fund, 1.02%; Calvert World Values Fund International Equity Fund, 0.74%; Calvert Large Cap Growth Fund, 0.30%; and Calvert New Vision Small Cap Fund, 0.62%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

2.     On September 30, 2006, Global Resource Options represented 0.06% of the Calvert Social Investment Fund Equity Portfolio.

3.     On September 30, 2006, Rose Smart Growth Fund represented 0.17% of the Calvert Social Investment Fund Balanced Portfolio.

Portfolio Management Discussion

John Montgomery of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares (at NAV*) returned 4.40% for the 12-month reporting period ended September 30, 2006, trailing the benchmark S&P 500 Index, at 10.78%. The Fund's strategy continued to be hurt by the market's favoring value stocks for the majority of the 12-month period. The Fund's underperformance was primarily due to stock selection, rather than sector underperformance.

Investment Climate

The fourth quarter of 2005 and first quarter of 2006 showed positive momentum for stocks, with the S&P 500 Index returning 2.08% and 4.21%, respectively.  After a strong start to the year, the broad stock market fared poorly during the second quarter--and growth stocks were an especially hard-hit segment. May through September saw a period of increased market volatility. While the swings were not drastic, there were notable ups and downs in a short period of time.  During that time, market sectors traditionally associated with short-term risk--such as growth-oriented stocks, stocks of smaller companies, and stocks of more volatile sectors--fared poorly. The Telecommunication Services sector led the market with strong returns for the 12-month period and was up 26% in the S&P 500. Energy, while still positive for this period, was one of the most benign sectors--a turnaround from last fiscal year's runaway Energy performance.

Our area of the market, large-cap, growth-oriented stocks, underperformed all other domestic stock investment styles over the past one-year, three-year, and five-year periods ended September 30, 2006. According to Morningstar data, the average large-cap growth fund returned 2.98% over the last 12 months--a drop from last fiscal year's average return of 7.94%.  This underperformance was most dramatic when compared with the slower growth and more mature sectors of the economy.  For example, large-cap value-oriented stocks returned a much stronger 17.33%.  Over a longer time horizon, such as the past five-year period, our area of the market has also drastically underperformed all other areas--by as much as 15.96% per year compared to small value stocks.  On a contrarian basis, Bridgeway's overall view of investments still suggests that large growth stocks are a very attractive segment of the market, now more than any time since the mid-1990s.

* Share return at NAV does not reflect deduction of the Fund’s maximum front-end sales charge of 4.75%

**Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2006

Economic Sectors	% of Total Investments
Consumer Discretionary	11.3%
Consumer Staples	1.8%
Energy	6.8%
Financials	22.7%
Government Agency Obligations	2.6%
Health Care	15.0%
Industrials	11.0%
Information Technology	24.2%
Telecommunication Services	4.1%
Utilities	0.5%
Total	100%

Portfolio Strategy

Using Calvert's Double Diligence® process, the Fund seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility. A good portion of our underperformance came during the May-September 2006 period when growth stocks were especially hard-hit.  Several of our stocks in various industries were challenged during this period, as described below in "What didn't work well."

What worked well

Four of our top-10 performing stocks during the period were from the Telecommunications sector or closely related industries.  Still, this sector only comprised about 4% of holdings on September 30, 2006. In fact, the Fund is well diversified across all sectors, with significant investments in Information Technology, Financials, and Health Care.

The overall top performer was WESCO International Inc., a wholesale distributor of electrical supplies and equipment, which gained 71% during the 12 months.   Another strong stock selection was Bellsouth Corp., up 69% for the period. Other top performers from the Telecommunication Services sector included AT&T and America Movil SA.

While Telecomm Services stocks certainly helped, looking at the portfolio as a whole, our strong performers in a variety of other sectors included Amdocs Ltd. and BMC Software in Information Technology, Brookfield Asset Management in Financials, and Garmin in the Consumer Discretionary sector.

What didn't work well

A good portion of our underperformance came during the growth-stock slashing of May-September. Our worst-performing stock for the year was Broadcom Corp., which unfortunately declined 48% before we sold off our position in late July. The company got caught up in issues related to corporate compensation with stock options and ended up restating its earnings back to 2000.  Shareholders filed a lawsuit when management delayed the June earnings report and the company was also part of a much publicized patent dispute with Qualcomm.

Most of our ten worst-performing stocks came out of the two worst-performing sectors in the S&P 500: Information Technology and Energy.  In addition to Broadcom, underperformers from Information Technology included Advanced Micro Devices, Xilinx, Checkfree Corp. and Juniper Networks.  From the Energy sector, Pioneer Resources and Chesapeake Energy were among the Fund's worst performers.  The Energy sector overall was hurt by the plunge of crude oil prices in the third quarter of 2006. Fortunately, our models had trimmed our once relatively substantial exposure to energy (over 12% of assets as of September 30, 2005) to only 7% as of September 30, 2006.

Ten Largest Stock Holdings
% of Net Assets
Southwest Airlines Co.	2.6%
Hewlett-Packard Co.	2.3%
Bristol-Myers Squibb Co.	2.3%
Stryker Corp.	2.2%
JPMorgan Chase & Co.	2.2%
Goldman Sachs Group, Inc.	2.1%
Charles Schwab Corp.	2.0%
Johnson & Johnson	2.0%
Gilead Sciences, Inc.	2.0%
Cisco Systems Inc.	2.0%
Total	21.7%

Outlook

It still remains to be seen whether the large-cap growth drag will persist for yet another 12 months in the market.  Given our quantitative investment process, we measure and expect such periods of underperformance. Historically, we have made up for them over longer periods of time (we define long-term as 3 years or more). This is in line with the design of the Fund and our investment objective: "to exceed the stock market total return at a level of risk roughly equal to that of the stock market over longer periods of time." Of course, past performance is no guarantee of future returns. Regardless, we will continue to stay the course with our quantitative investment focus, avoid timing the market, and remain fully invested.

October 2006

As of September 30, 2006, the following companies represented the following percentages of Fund net assets:  WESCO International 0.87%, Bellsouth Corp.1.24%, AT&T Inc 1.44%., America Movil SA 1.48%, Amdocs Ltd. 1.07%, BMC Software 1.13%, Brookfield Asset Management 0.49%, Garmin 1.51%, Broadcom Corp. 0.00%, Qualcomm 1.57%, Advanced Micro Devices Inc. 0.00%, Xilinx Inc. 0.00%, Checkfree Corp 0.00%, Juniper Networks 0.00%, Pioneer Natural Resources 0.00%, and Chesapeake Energy Corp. 0.98%.  All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2006
Investment Performance
(total return at NAV)

	6 Months	12 Months
	ended	ended
	9/30/06	9/30/06
Class A	(4.14%)	4.40%
Class B	(4.55%)	3.50%
Class C	(4.50%)	3.59%
Class I	(3.88%)	4.93%
S&P 500 Index**	4.14%	10.78%
Lipper Multi-Cap Growth Funds Avg.**	(3.81%)	4.86%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Portfolio Statistics
September 30, 2006
Average Annual Total Returns
(with max. load)

Class A Shares*
One year	(0.62%)
Five year	8.71%
Ten Year	9.66%

Class B Shares
One year	(1.53%)
Five year	8.45%
Since inception	(0.70%)
(10/31/00)

Class C Shares
One year	2.56%
Five year	8.76%
Since inception	(0.44%)
(10/31/00)

Portfolio
Statistics
September 30, 2006
Average Annual Total Returns

Class I Shares*
One year	4.93%
Five year	10.43%
Ten Year	10.58%

* Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. The Class A performance has been adjusted to reflect the Class A sales charge. Past performance is no guarantee of future results.

Performance Comparison
Comparison of change in value of $10,000 investment

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.  The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000.  If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$958.60	$6.99
Hypothetical	$1,000.00	$1,017.93	$7.20
(5% return per year before expenses)
Class B
Actual	$1,000.00	$954.50	$11.08
Hypothetical	$1,000.00	$1,013.74	$11.41
(5% return per year before expenses)
Class C
Actual	$1,000.00	$955.00	$10.73
Hypothetical	$1,000.00	$1,014.09	$11.05
(5% return per year before expenses)
Class I
Actual	$1,000.00	$961.20	$4.37
Hypothetical	$1,000.00	$1,020.61	$4.51
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.42%, 2.26%, 2.19%, and 0.89%, for Class A, Class B, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Large Cap Growth Fund:

We have audited the accompanying statement of net assets of the Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers.  As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Large Cap Growth Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 20, 2006

Statement of Net Assets
September 30, 2006

Equity Securities - 99.3%	Shares	Value
Air Freight & Logistics - 3.3%
CH Robinson Worldwide, Inc.	344,500	$15,357,810
Expeditors International Washington, Inc.	222,000	9,896,760
FedEx Corp.	141,100	15,334,748
		40,589,318

Airlines - 2.6%
Southwest Airlines Co.	1,900,500	31,662,330

Biotechnology - 3.5%
Amgen, Inc.*	254,100	18,175,773
Gilead Sciences, Inc.*	350,300	24,065,610
		42,241,383

Capital Markets - 8.1%
Charles Schwab Corp.	1,391,500	24,907,850
E*Trade Financial Corp.*	511,900	12,244,648
Franklin Resources, Inc.	133,200	14,085,900
Goldman Sachs Group, Inc.	153,000	25,883,010
State Street Corp.	334,300	20,860,320
		97,981,728

Commercial Banks - 2.3%
Synovus Financial Corp.	549,800	16,147,626
US Bancorp	371,400	12,337,908
		28,485,534

Communications Equipment - 5.7%
Cisco Systems, Inc.*	1,032,100	23,738,300
Motorola, Inc.	556,500	13,912,500
Nokia OYJ (ADR)	672,400	13,239,556
Qualcomm, Inc.	525,000	19,083,750
		69,974,106

Computers & Peripherals - 4.7%
Apple Computer, Inc.*	149,700	11,531,391
Hewlett-Packard Co.	777,800	28,537,482
NCR Corp.*	236,800	9,348,864
SanDisk Corp.*	156,700	8,389,718
		57,807,455

Diversified Financial Services - 5.3%
Chicago Mercantile Exchange Holdings, Inc.	41,000	19,608,250
JPMorgan Chase & Co.	567,600	26,654,496
Moody's Corp.	290,800	19,012,504
		65,275,250

Equity Securities - Cont'd	Shares	Value
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	535,500	$17,435,880
BellSouth Corp.	352,800	15,082,200
		32,518,080

Electronic Equipment & Instruments - 2.2%
Agilent Technologies, Inc.*	445,400	14,560,126
Molex, Inc.	327,300	12,754,881
		27,315,007

Energy Equipment & Services - 1.8%
Tenaris SA (ADR)	382,500	13,532,850
Unit Corp.*	183,000	8,412,510
		21,945,360

Food & Staples Retailing - 1.9%
Walgreen Co.	512,100	22,732,119

Gas Utilities - 0.5%
Questar Corp.	70,100	5,732,077

Health Care Equipment & Supplies - 3.0%
Medtronic, Inc.	208,900	9,701,316
Stryker Corp.	538,900	26,724,051
		36,425,367

Health Care Providers & Services - 1.3%
Cigna Corp.	37,200	4,327,104
Express Scripts, Inc.*	148,000	11,172,520
		15,499,624

Hotels, Restaurants & Leisure - 1.0%
Starbucks Corp.*	355,700	12,111,585

Household Durables - 1.5%
Garmin Ltd.	376,300	18,355,914

Insurance - 5.8%
Chubb Corp.	194,600	10,111,416
Hartford Financial Services Group, Inc.	236,500	20,516,375
Prudential Financial, Inc.	139,400	10,629,250
Safeco Corp.	195,400	11,514,922
St. Paul Travelers Co.'s, Inc.	217,500	10,198,575
WR Berkley Corp.	232,200	8,217,558
		71,188,096

IT Services - 5.3%
Cognizant Technology Solutions Corp.*	175,300	12,982,718
Fiserv, Inc.*	169,200	7,967,628
Infosys Technologies Ltd. (ADR)	465,276	22,207,624
Paychex, Inc.	578,000	21,299,300
		64,457,270

Equity Securities - Cont'd	Shares	Value
Machinery - 3.0%
Danaher Corp.	52,600	$3,612,042
Dover Corp.	312,000	14,801,280
Illinois Tool Works, Inc.	396,300	17,793,870
		36,207,192

Multiline Retail - 2.8%
Kohl's Corp.*	328,200	21,306,744
Nordstrom, Inc.	290,100	12,271,230
		33,577,974

Office Electronics - 1.1%
Xerox Corp.*	847,840	13,192,390

Oil, Gas & Consumable Fuels - 5.2%
Chesapeake Energy Corp.	410,900	11,907,882
EnCana Corp.	297,300	13,880,937
EOG Resources, Inc.	159,200	10,355,960
Helix Energy Solutions Group, Inc.	438,200	14,635,880
Hugoton Royalty Trust	1	26
Kinder Morgan, Inc.	53,800	5,640,930
XTO Energy, Inc.	157,066	6,617,191
		63,038,806

Pharmaceuticals - 7.6%
Allergan, Inc.	103,600	11,666,396
Bristol-Myers Squibb Co.	1,100,100	27,414,492
Johnson & Johnson	371,044	24,095,597
Pfizer, Inc.	592,000	16,789,120
Teva Pharmaceutical Industries Ltd. (ADR)	356,300	12,146,267
		92,111,872

Real Estate Management & Development - 0.5%
Brookfield Asset Management, Inc.	135,300	5,999,202

Road & Rail - 0.8%
Canadian National Railway Co.	247,800	10,392,732

Semiconductors & Semiconductor Equipment - 2.6%
Intersil Corp.	269,900	6,626,045
Linear Technology Corp.	163,700	5,094,344
Texas Instruments, Inc.	589,100	19,587,575
		31,307,964

Software - 3.1%
Amdocs Ltd.*	326,500	12,929,400
BMC Software, Inc.*	504,600	13,735,212
Citrix Systems, Inc.*	295,500	10,700,055
		37,364,667

Specialty Retail - 6.3%
Best Buy Co., Inc.	368,000	19,710,080
Home Depot, Inc.	590,900	21,431,943
Lowe's Co.'s, Inc.	658,600	18,480,316
Office Depot, Inc.*	397,600	15,784,720
Staples, Inc.	37,050	901,427
		76,308,486

Equity Securities - Cont'd	Shares	Value
Thrifts & Mortgage Finance - 0.9%
Washington Mutual, Inc.	254,300	$11,054,421

Trading Companies & Distributors - 1.4%
Fastenal Co.	181,000	6,981,170
WESCO International, Inc.*	183,000	10,619,490
		17,600,660

Wireless Telecommunication Services - 1.5%
America Movil, SA de CV (ADR)	456,100	17,956,657

Total Equity Securities (Cost $1,086,846,640)		1,208,410,626

	Principal
Certificates of Deposit - 0.0%	Amount	Value
One United Bank, 3.05%, 8/22/07 (b)(k)	$100,000	99,750
ShoreBank & Trust Co., 4.30%, 2/11/07 (b)(k)	100,000	99,650

Total Certificates of Deposit (Cost $200,000)		199,400

High Social Impact Investments - 0.3%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09 (b)(i)(r)	3,000,000	2,870,790

Total High Social Impact Investments (Cost $3,000,000)		2,870,790

U.S. Government Agencies and Instrumentalities - 2.7%
Federal Home Loan Bank Discount Notes, 10/2/06	33,000,000	32,995,875

Total U.S. Government Agencies and Instrumentalities (Cost $32,995,875)		32,995,875

TOTAL INVESTMENTS (Cost $1,123,042,515) - 102.3%		1,244,476,691
Other assets and liabilities, net - (2.3%)		(27,581,755)
Net Assets - 100%		$1,216,894,936

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized:
Class A: 27,524,925 shares outstanding		$775,103,362
Class B: 1,499,667 shares outstanding		36,904,826
Class C: 3,143,818 shares outstanding		84,177,401
Class I: 7,559,304 shares outstanding		223,271,762
Accumulated net realized gain (loss) on investments and foreign currency transactions		(23,996,314)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		121,433,899
Net Assets		$1,216,894,936

Net Asset Value Per Share
Class A (based on net assets of $842,433,035)		$30.61
Class B (based on net assets of $43,415,205)		$28.95
Class C (based on net assets of $91,504,780)		$29.11
Class I (based on net assets of $239,541,916)		$31.69

* Non income producing security.

Abbreviations:

ADR: American Depository Receipt

(b) This security was valued by the Board of Directors. See note A.

(i) Restricted securities represent 0.3% of the net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09	7/3/06	$3,000,000

Statement of Operations
Year ended September 30, 2006

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $55,923)	$8,307,420
Interest income	1,243,661
Total investment income	9,551,081

Expenses:
Investment advisory fee	2,209,566
Investment subadvisory fee:
Base fee	3,983,484
Performance adjustment	606,741
Transfer agency fees and expenses	1,595,940
Distribution Plan expenses:
Class A	1,550,032
Class B	374,687
Class C	673,892
Directors' fees and expenses	159,076
Administrative fees	1,611,830
Accounting fees	126,303
Custodian fees	77,299
Registration fees	121,930
Reports to shareholders	169,432
Professional fees	41,025
Miscellaneous	79,465
Total expenses	13,380,702
Fees paid indirectly	(76,190)
Net expenses	13,304,512

Net Investment Income (Loss)	(3,753,431)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(19,783,229)
Foreign currency transactions	(182)
(19,783,411)

Change in unrealized appreciation or (depreciation):
Investments	49,715,492
Foreign currency transactions	(755)
49,714,737

Net Realized and Unrealized Gain (Loss) on Investments	29,931,326

Increase (Decrease) in Net Assets
Resulting From Operations	$26,177,895

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($3,753,431)	($2,366,722)
Net realized gain (loss)	(19,783,411)	3,072,245
Change in unrealized appreciation or (depreciation)	49,714,737	60,688,997

Increase (Decrease) in Net Assets
Resulting From Operations	26,177,895	61,394,520

Capital share transactions:
Shares sold:
Class A Shares	557,033,833	268,157,678
Class B Shares	17,127,443	16,060,492
Class C Shares	56,922,969	27,897,153
Class I Shares	154,151,531	115,904,558
Redemption fees:
Class A Shares	20,518	9,356
Class B Shares	1,666	174
Class C Shares	2,754	549
Class I Shares	1,625	--
Shares redeemed:
Class A Shares	(104,472,712)	(35,202,121)
Class B Shares	(4,530,773)	(2,608,184)
Class C Shares	(7,667,612)	(2,639,867)
Class I Shares	(31,174,913)	(23,637,385)
Total capital share transactions	637,416,329	363,942,403

Total Increase (Decrease) in Net Assets	663,594,224	425,336,923

Net Assets
Beginning of year	553,300,712	127,963,789
End of year	$1,216,894,936	$553,300,712

Capital Share Activity
Shares sold:
Class A Shares	18,259,554	10,022,963
Class B Shares	589,503	631,918
Class C Shares	1,950,765	1,083,508
Class I Shares	4,943,692	4,224,969
Shares redeemed:
Class A Shares	(3,458,017)	(1,312,063)
Class B Shares	(157,288)	(102,022)
Class C Shares	(267,118)	(102,637)
Class I Shares	(1,003,517)	(857,511)
Total capital share activity	20,857,574	13,589,125

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.  The Fund offers four separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares.  Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2006, securities valued at $3,070,190 or 0.3% of net assets were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with managements understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares).  Prior to September 27, 2006, the redemption fee applied to redemptions, including exchanges, made within seven days for all Class I shares. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

New Accounting Pronouncements: In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor received an annual fee, payable monthly, of .25% of the Fund's average daily net assets. Effective June 2006, the Advisor receives an annual fee, payable monthly based on the following annual rates: .25% on the first $1 billion, and .225% on assets in excess of $1 billion. Under the terms of the agreement, $239,554 was payable at year end. In addition, $186,355 was payable at year end for operating expenses paid by the Advisor during September 2006.

Bridgeway Capital Management, Inc., ("BCM") is the Fund's Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM received a base annual fee, payable monthly, of .45% of the Fund's average daily net assets. Effective June 2006, the Subadvisor receives an annual fee, payable monthly based on the following annual rates: .45% on the first $1 billion, and .425% on assets in excess of $1 billion. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund's Class I shares exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under the terms of the agreement, $251,974 was payable at year end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I.  For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses.  To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $175,511 was payable at year end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $276,429 was payable at period end.

The Distributor received $552,633 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2006.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $307,203 for the year ended September 30, 2006. Under the terms of the agreement, $29,404 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501 (c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

On December 2, 2005, shareholders approved the reorganization of several Calvert Fund Boards. As a result of this reorganization, Directors now oversee additional portfolios. Each Director who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 ($6,000 prior to December 2, 2005) plus a meeting fee of $2,000 ($1,000 prior to December 2, 2005) for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $934,456,528 and $296,486,841 respectively.

The cost of investments owned at September 30, 2006 for federal income tax purposes was $1,123,042,515. Net unrealized appreciation aggregated $121,434,176 of which $144,480,409 related to appreciated securities and $23,046,233 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $2,288,702 at September 30, 2006 may be utilized to offset future capital gains until expiration in September 2011.

The Fund intends to elect to defer post-October losses of $21,707,612 to fiscal year ending September 30, 2007. Such losses if unutilized will expire in 2015.

As of September 30, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($2,288,702)
Unrealized appreciation (depreciation)	121,434,176
$119,145,474

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary differences causing such reclassifications are due to the disallowance of net operating losses and the tax treatment of foreign currencies.

Undistributed net investment income	$3,753,431
Accumulated net realized gain (loss)	182
Paid in capital	(3,753,613)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to post-October loss deferrals.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2006. For the year ended September 30, 2006, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$38,062	5.30%	$2,209,108	July 2006

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005
Net asset value, beginning	$29.32	$24.37
Income from investment operations
Net investment income (loss)	(.10)	(.12)
Net realized and unrealized gain (loss)	1.39	5.07
Total from investment operations	1.29	4.95
Total increase (decrease) in net asset value	1.29	4.95
Net asset value, ending	$30.61	$29.32

Total return*	4.40%	20.31%
Ratios to average net assets: A
Net investment income (loss)	(.43%)	(.72%)
Total expenses	1.52%	1.56%
Expenses before offsets	1.52%	1.56%
Net expenses	1.51%	1.55%
Portfolio turnover	34%	61%
Net assets, ending (in thousands)	$842,433	$373,113

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$21.09	$16.25	$19.19
Income from investment operations
Net investment income (loss)	(.10)	(.16)	(.10)
Net realized and unrealized gain (loss)	3.38	5.00	(2.84)
Total from investment operations	3.28	4.84	(2.94)
Total increase (decrease) in net asset value	3.28	4.84	(2.94)
Net asset value, ending	$24.37	$21.09	$16.25

Total return*	15.55%	29.78%	(15.32%)
Ratios to average net assets: A
Net investment income (loss)	(.87%)	(1.07%)	(.64%)
Total expenses	1.85%	2.53%	2.48%
Expenses before offsets	1.62%	1.70%	1.42%
Net expenses	1.61%	1.68%	1.39%
Portfolio turnover	56%	78%	71%
Net assets, ending (in thousands)	$97,781	$18,139	$8,758

Financial Highlights

	Years Ended
	September 30,	September 30,
Class B Shares	2006	2005
Net asset value, beginning	$27.97	$23.47
Income from investment operations
Net investment income (loss)	(.32)	(.32)
Net realized and unrealized gain (loss)	1.30	4.82
Total from investment operations	.98	4.50
Total increase (decrease) in net asset value	.98	4.50
Net asset value, ending	$28.95	$27.97

Total return*	3.50%	19.17%
Ratios to average net assets: A
Net investment income (loss)	(1.28%)	(1.62%)
Total expenses	2.36%	2.47%
Expenses before offsets	2.36%	2.47%
Net expenses	2.36%	2.46%
Portfolio turnover	34%	61%
Net assets, ending (in thousands)	$43,415	$29,861

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$20.50	$15.96	$19.04
Income from investment operations
Net investment income (loss)	(.29)	(.28)	(.25)
Net realized and unrealized gain (loss)	3.26	4.82	(2.83)
Total from investment operations	2.97	4.54	(3.08)
Total increase (decrease) in net asset value	2.97	4.54	(3.08)
Net asset value, ending	$23.47	$20.50	$15.96

Total return*	14.49%	28.45%	(16.18%)
Ratios to average net assets: A
Net investment income (loss)	(1.89%)	(2.07%)	(1.64%)
Total expenses	2.76%	3.51%	3.61%
Expenses before offsets	2.62%	2.70%	2.42%
Net expenses	2.61%	2.68%	2.39%
Portfolio turnover	56%	78%	71%
Net assets, ending (in thousands)	$12,614	$4,705	$2,074

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2006	2005
Net asset value, beginning	$28.10	$23.55
Income from investment operations
Net investment income (loss)	(.26)	(.25)
Net realized and unrealized gain (loss)	1.27	4.80
Total from investment operations	1.01	4.55
Total increase (decrease) in net asset value	1.01	4.55
Net asset value, ending	$29.11	$28.10

Total return*	3.59%	19.32%
Ratios to average net assets: A
Net investment income (loss)	(1.19%)	(1.54%)
Total expenses	2.28%	2.39%
Expenses before offsets	2.28%	2.39%
Net expenses	2.27%	2.38%
Portfolio turnover	34%	61%
Net assets, ending (in thousands)	$91,505	$41,036

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$20.59	$16.02	$19.12
Income from investment operations
Net investment income (loss)	(.24)	(.26)	(.24)
Net realized and unrealized gain (loss)	3.20	4.83	(2.86)
Total from investment operations	2.96	4.57	(3.10)
Total increase (decrease) in net asset value	2.96	4.57	(3.10)
Net asset value, ending	$23.55	$20.59	$16.02

Total return*	14.38%	28.53%	(16.21%)
Ratios to average net assets: A
Net investment income (loss)	(1.88%)	(2.08%)	(1.64%)
Total expenses	2.74%	3.78%	3.96%
Expenses before offsets	2.62%	2.70%	2.42%
Net expenses	2.61%	2.68%	2.39%
Portfolio turnover	56%	78%	71%
Net assets, ending (in thousands)	$11,288	$2,635	$1,234

Financial Highlights

	Years Ended
	September 30,	September 30,
Class I Shares	2006	2005
Net asset value, beginning	$30.20	$24.95
Income from investment operations
Net investment income (loss)	.03	(.03)
Net realized and unrealized gain (loss)	1.46	5.28
Total from investment operations	1.49	5.25
Total increase (decrease) in net asset value	1.49	5.25
Net asset value, ending	$31.69	$30.20

Total return*	4.93%	21.04%
Ratios to average net assets: A
Net investment income (loss)	.12%	(.15%)
Total expenses	.97%	.99%
Expenses before offsets	.97%	.98%
Net expenses	.96%	.97%
Portfolio turnover	34%	61%
Net assets, ending (in thousands)	$239,542	$109,291

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2004	2003	2002
Net asset value, beginning	$21.46	$16.44	$19.30
Income from investment operations
Net investment income (loss)	(.06)	(.10)	(.01)
Net realized and unrealized gain (loss)	3.55	5.12	(2.85)
Total from investment operations	3.49	5.02	(2.86)
Distributions from
Net realized gain	--	--	--
Total distributions	--	--	--
Total increase (decrease) in net asset value	3.49	5.02	(2.86)
Net asset value, ending	$24.95	$21.46	$16.44

Total return*	16.26%	30.54%	(14.82%)
Ratios to average net assets: A
Net investment income (loss)	(.30%)	(.46%)	(.05%)
Total expenses	1.72%	2.07%	1.81%
Expenses before offsets	1.02%	1.10%	.82%
Net expenses	1.01%	1.08%	.79%
Portfolio turnover	56%	78%	71%
Net assets, ending (in thousands)	$6,280	$3,828	$3,574

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.  Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*  Total return does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Age

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

DISINTERESTED DIRECTORS/TRUSTEES

REBECCA ADAMSON

AGE: 57	Trustee Director Director Director	1989 CSIF 2000 Impact 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	14	Tom's of Maine Calvert Foundation

RICHARD L. BAIRD, JR.

AGE: 58

	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26

FREDERICK A. DAVIE, JR.

AGE: 50

	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	14	Auburn Seminary Faith Center for Community Development FoodChange

JOHN GUFFEY, JR.

AGE: 58

	Trustee Director Director Director	1982 CSIF 1992 CWVF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC

MILES DOUGLAS HARPER, III

AGE: 44

	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	14	Bridgeway Funds (11)

JOY V. JONES

AGE: 56

	Trustee Director Director Director	1990 CSIF 2000 Impact 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	14	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation

TERRENCE J. MOLLNER, Ed.D.

AGE: 61

	Trustee Director Director Director	1982 CSIF 1992 CWVF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	14	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.

SYDNEY AMARA MORRIS

AGE: 57

	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	14

RUSTUM ROY

AGE: 82

	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University; & visiting Professor of Medicine, University of Arizona.	14	Chairperson, Friends of Health Chairperson, Campaign for Better Health

TESSA TENNANT

AGE: 47

	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Chair of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	14	Solar Century Company, Ltd. Robeco Sustainable Equity Fund
INTERESTED DIRECTORS/TRUSTEES

BARBARA J. KRUMSIEK

AGE: 54

	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation

D. WAYNE SILBY, Esq.

AGE: 58

	Trustee, Chair & President Director & Chair Director, Chair & President Director & Chair	1982 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China

OFFICERS

KAREN BECKER

AGE: 54

	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq.

AGE: 47

	Officer	1988 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY

AGE: 42

	Officer	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq.

AGE: 38

	Officer	1996 CSIF 1996 CWVF 2000 CSIS 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

STEVEN A. FALCI

AGE: 47

	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.

TRACI L. GOLDT

AGE: 33

	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB

AGE: 56

	Officer	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.

DANIEL K. HAYES

AGE: 56

	Officer	1996 CSIF 1996 CWVF 2000 CSIS 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA

AGE: 41

	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

LANCELOT A. KING, Esq.

AGE: 36

	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.

JANE B. MAXWELL, Esq.

AGE: 54

	Officer	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Officer	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.

CATHERINE P. ROY

AGE: 50

	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc.  Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq.

AGE: 59

	Officer	1990 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

RONALD M. WOLFSHEIMER, CPA

AGE: 54

	Officer	1982 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA

AGE: 45

	Officer	1999 CSIF 1999 CWVF 2000 CSIS 2000 Impact	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Large Cap Growth Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert

Investments that make a difference

September 30, 2006

Annual Report

Calvert Impact Fund, Inc.

     Small Cap Value Fund

     Mid Cap Value Fund

Important!

Take the Calvert Environment and Climate Change Survey -- Details on Inside Cover

www.calvert.com/survey

Calvert

Investments that make a difference

a UNIFI company

Take the Calvert Environment and Climate Change Survey

Thank you so much for your support of Calvert.  From time to time we seek the input from investors like you to help inform our social investment policy choices.  We would greatly appreciate your participation in a 10-minute on-line survey focused on the Environment, Climate Change, and Energy Issues.  If you are interested in participating, please go to the following link:  www.calvert.com/survey.  We thank you in advance for your participation.  The survey will close on December 22, so respond soon!

Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
7

Shareholder Expense Example
15

Report of Independent Registered Public Accounting Firm
18

Schedules of Investments
19

Statements of Assets and Liabilities
25

Statements of Operations
26

Statements of Changes in Net Assets
27

Notes to Financial Statements
31

Financial Highlights
37

Explanation of Financial Tables
41

Proxy Voting and Availability of Quarterly Portfolio Holdings

Director and Officer Information Table

Dear Shareholders:

Over the 12 months ended September 30, 2006, the U.S. economy and financial markets have moved solidly ahead while facing shifting pressures from fluctuating energy prices and interest rates, the ongoing war in Iraq, and a change in Federal Reserve (Fed) leadership and policies.

During the reporting period, we've also begun to see some encouraging shifts in the areas of U.S. stock market leadership as investors move from pursuing more speculative, short-term trends toward higher-quality, more fundamentally oriented investing. While we remain fully confident in our sub-advisors and investment process that combines rigorous financial analysis with analysis of a company's corporate responsibility practices, we have been nonetheless challenged by certain sector and cyclical issues in the marketplace.

A Look at Market Headwinds

Cyclical "headwinds" are a part of any investment process as economic and market trends change, and styles go in and out of favor. As long-term investors, we know that performance leadership of different styles rotates. And at Calvert, we strive to provide you with a broad array of investment options, managed by experienced money managers, so you can diversify your portfolio to weather market ups and downs.

Many of Calvert's portfolio managers employ disciplines that screen for stocks that exhibit strong fundamentals--such as steady earnings growth, high returns on equity or low debt--and that are fairly priced. For many of our Funds, this fundamental financial analysis, coupled with our social screening process, leads to a bias toward more growth-oriented companies, even in our value funds.  Stocks in the healthcare, information technology, and consumer discretionary sectors have been generally favored --areas that until recently have been underperforming.

With signs of a slowing economy and the recent outperformance of higher-quality companies with solid, long-term fundamentals, we believe a readjustment in the financial markets is underway that should benefit Calvert investors. In time, we expect the market headwinds to shift to favoring the high-quality companies with strong fundamentals and long-term growth potential that our Fund managers favor and portfolios emphasize.

Former Calvert Board Member Awarded 2006 Nobel Peace Prize

Recently, Dr. Muhammad Yunus and Grameen Bank were jointly awarded the 2006 Nobel Peace Prize for their pioneering work in microfinance. An original board member of Calvert World Values Fund, Dr. Yunus founded the Grameen Bank in 1976 to provide poor people with access to small loans that empower them to start or expand their own businesses. This award is especially significant in that it makes explicit and acknowledges the direct link between financial self-sufficiency and peace. Calvert is proud of our 10-year association with Dr. Yunus and of the role that our firm and shareholders have played in supporting Dr. Yunus's Nobel Prize-winning work in microfinance.

Advancing Regulatory Oversight

On the regulatory front, we continue to strengthen compliance operations with regard to codes of ethics, compliance programs, and SEC and NASD disclosure requirements. Our Chief Compliance Officer for Calvert Funds, Karen Becker, a Calvert veteran of  20 years, has oversight of and administers all Fund policies and procedures which have been designed with the highest level of integrity.

30 Acts of Caring

For our 30th anniversary, Calvert staff decided to honor the founding spirit of the company with 30 separate acts of caring. From book and clothing drives to refurbishing homes with Habitat for Humanity-- to working in soup kitchens, volunteering at elder daycare centers, and raising money to grant the wishes of ill children for the Make A Wish Foundation--Calvert employees are participating fully in this celebration of community service.

A Long-Term, Disciplined Outlook

Looking ahead, we believe our disciplined, research-driven investment process will lead to rewarding long-term performance for Calvert investors. We encourage you to work with a financial professional to maintain a strategic investment plan and diversified portfolio. Your advisor can provide important insights into investment markets and personal financial planning, particularly in challenging markets.

As Calvert celebrates its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products. Calvert continues to strive toward its dual goals of favorable investment results and a positive impact on corporate responsibility, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2006

Social Update
from the Calvert Social Research Department

As a company, through the work of Calvert Social Research Department, and through our unique investment programs, Calvert is a leader in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2006.

Shareholder Advocacy

We filed 17 shareholder resolutions during the 2006 proxy season, eight of which resulted in successful corporate dialogues and six of which were voted upon.  Two of the resolutions received more than one-third of the vote (considered very high for shareholder-initiated proposals)--Home Depot on equal employment opportunity issues and Standard Pacific on energy efficiency.  We also filed resolutions regarding sustainable forestry, predatory lending, animal welfare, disclosure and reporting, and contributions to political organizations and campaigns.

Corporate board diversity remains a major area of Calvert focus, with one-third of the resolutions filed for the reporting period in this area. We revisited our efforts launched in 2002, when Calvert sent letters to 154 companies in the Calvert Social Index Fund with no gender or racial diversity on their boards. Two-thirds of those companies still in the Index now have board diversity or a statement endorsing board diversity.  For more information about these initiatives, see Shareholder Advocacy at www.calvert.com/sri_648.html.

Deepening our Impact

We are developing a plan to heighten the visibility and extend the impact of our overall advocacy efforts. While we will continue to file shareholder resolutions and engage management of the companies we hold in dialogue, we are expanding our approach to other advocacy tools and channels. This includes direct company and industry-wide dialogues (whether on our own or in multi-stakeholder settings) and industry standard-setting exercises to help leverage change across industries on a global basis. We also plan to engage in public policy and regulatory advocacy, by taking advantage of our proximity to and relationships with the U.S. government, non-governmental organizations, think tanks, and media.

Community Investments

Many of our Funds participate in Calvert's community investing, or High Social Impact Investing (HSII) program, administered through the Calvert Social Investment Foundation. The HSII program may allocate up to between 1% and 3% of Fund assets at below-market rates to provide economic opportunity for struggling populations.1 During the reporting period, the Foundation made several investments to groups working to revitalize the Gulf Coast Region in the aftermath of Hurricanes Katrina and Rita. MicroCredit Enterprises (MCE), a non-profit that leverages private capital to make tiny business loans to women in developing countries living in extreme poverty, was another organization receiving an investment from the Foundation.

Global Issues

China and the Internet. As China clamps down on freedom of information and expression, several major U.S. internet and information technology companies have come under scrutiny by members of Congress, the media and various human rights organizations. We are now in discussions with several major portfolio holdings about minimizing their complicity in human rights abuses and disclosing how they are complying with government policy.  Bennett Freeman, Calvert's Senior Vice President for Social Research and Policy, participated on Calvert's behalf in a multi-stakeholder dialogue convened by the Center for Democracy and Technology (CDT). This event aimed to develop a global industry standard addressing these issues, and included leading companies such as Microsoft, Google and Yahoo.

Sudan. Calvert has also made a commitment to address the human rights crisis in Sudan. Due to our long-standing human rights and Indigenous Peoples' rights criteria, we do not invest in companies that materially contribute to sustaining the Sudanese regime and the abuses in Darfur. We continue to scrutinize our holdings for such involvement and will, if necessary, take action through engagement or divestment. We remain prepared to lend our name and voice to appropriate opportunities as they arise, whether through engagement with companies or public policy initiatives.

Special Equities

A modest but important portion of certain Calvert portfolios is invested in private companies that make socially or environmentally helpful products or provide such services, both with a profit objective. We have long been involved in the technology side of the alternative energy sector, but we're seeing a new area of growth in related services. To that end, we have invested in Global Resource Options, one of the largest solar power installation services in the country.2 While this is still a fragmented field, the company has already expanded into some of the more challenging areas of the country. And with more states starting to provide tax credits geared at alternative energy, the growth potential is significant.

Also, through the Special Equities program, we have invested in the Rose Smart Growth Fund, which acquires buildings in urban, mass-transit oriented locations around the country.  Rose manages these buildings to a "green" standard, seeking increased energy efficiency, decreased operating expenses, healthier indoor environments, and higher tenant retention.  The Rose Fund acquired its first asset in April 2006, consisting of two historic office buildings in Seattle, Washington that the Fund seeks to certify with the US Green Building Council's Leadership in Energy and Environmental Design (LEED) Rating SystemTM, the nationally accepted benchmark for the design, construction, and operation of high performance green buildings. Supporting this green building movement allows us to diversify our efforts to reduce energy usage.3

1.     As of September 30, 2006, Calvert Social Investment Foundation represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced, 0.82%; CSIF Bond, 0.44%; CSIF Equity, 0.57%; Calvert Capital Accumulation Fund, 1.02%; Calvert World Values Fund International Equity Fund, 0.74%; Calvert Large Cap Growth Fund, 0.30%; and Calvert New Vision Small Cap Fund, 0.62%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

2.     On September 30, 2006, Global Resource Options represented 0.06% of the Calvert Social Investment Fund Equity Portfolio.

3.     On September 30, 2006, Rose Smart Growth Fund represented 0.17% of the Calvert Social Investment Fund Balanced Portfolio.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Performance

For the 12-month period ended September 30, 2006, Calvert Small Cap Value Fund Class A shares (at NAV*) returned 6.43%. For the same period, the benchmark Russell 2000® Value Index returned 14.01%. Fund underperformance versus the benchmark was largely the result of underperforming stocks in the Consumer Discretionary and Health Care sectors.

Investment Climate

In the aftermath of Hurricane Katrina, volatile crude oil prices (which finally retreated to near $60 by the end of the period), as well as war and unrest in the Middle East, colored market expectations for much of the 12-month period. We also had the Federal Reserve's (Fed) diligent campaign of short-term interest-rate increases, until they opted to "pause" their hikes in August. The transition of Fed leadership, with Ben Bernanke assuming the Chairman's role from Alan Greenspan, meant the market had to adjust to a new era of communication from the agency. In the meantime, the most bullish investors in the marketplace saw signs of continued economic strength, or at least talked about a "soft landing" in the event of a significant economic slowdown.

Initially, small- and mid-cap stocks continued to post superior results to large-caps, despite ongoing observations that relative valuations suggested it was time for a change in this trend. Over the last half of the reporting period, large-cap stocks finally outperformed smaller companies. Overall, the Russell 1000® Index of large- and mid-cap stocks edged out the Russell 2000® Index with returns of 10.25% and 9.92%, respectively, for the 12 months. Small-cap value stocks continued to trump small-cap growth, with a return for the Fund's benchmark Russell 2000® Value Index of 14.01% substantially outperforming the 5.88% return for the Russell 2000® Growth Index.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Fund seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility. A bright spot was our ability to find new value opportunities for the Fund. Since early 2006, we have been pleased to find value opportunities in areas such as the Materials, Energy and Utilities sectors, which have contributed positively to Fund performance during the last half of a challenging fiscal year.

Our portfolio strategy emphasizes bottom-up stock selection, which accounts for the great majority of performance issues relative to the benchmark, with sector weightings having less of an impact on performance relative to our benchmark. Therefore, our discussion of strategy is focused on specific Fund holdings and on our buy, sell or hold decisions with regard to these stocks.

Rewarding holdings

Among strong contributors to portfolio return for the reporting period were Standard Parking, Acuity Brands Inc., Interface Inc., and Anixter International Inc.

Standard Parking, a provider of parking-facility management in the U.S. and Canada, benefited from strong sales and earnings growth. In addition, the company continues to improve its balance sheet as it reduces its debt. Standard's strong relationships with national and regional real-estate developers and REITs help the company retain existing contracts and add new ones. Favorable industry trends and the company's strong cash-flow generation keep us confident in the company.

Acuity Brands, a producer and distributor of lighting equipment and specialty products worldwide, has benefited from a broader cyclical recovery in non-residential construction. Company-specific initiatives to improve operations also seem to be bearing fruit. We believe the outlook for Acuity Brands continues to be positive and believe in its potential.

Interface--a leader in the worldwide modular flooring market--had a strong 2005 and has continued its turnaround success, outpacing overall industry growth. The firm designs, manufactures, and markets modular and broadloom floor coverings, interior fabrics, and specialty products. Manufacturing efficiencies, diligent cost management, and successful pass-throughs of rising raw material costs through price increases, have all contributed to higher operating margins.

Anixter is a leading global distributor of cables, wires, and connectors used in data, voice, and video network communications. The company has continued to drive growth through initiatives such as closed circuit twisted pair (CCTP) video surveillance technology, driving industrial wire and cable sales in international markets, and entering the fastener business--recently enhanced through the acquisition of Infast. As a result, Anixter has had stronger than expected revenue, profit, and cash flow growth and we continue to like its long-term prospects.

Three Fund holdings, Commonwealth Telephone, Sybron Dental Specialties, and direct mail marketer Advo, also announced they were being acquired during the reporting period, which contributed favorably to Fund performance.

Less successful holdings

The Fund's underperformance relative to the benchmark resulted largely from losses in Consumer Discretionary and Health Care holdings Journal Register, Radio One, Apria Healthcare Group, and Invacare.

Radio One and Journal Register have both been affected by negative investor sentiment toward traditional media stocks and the overall weak performance of companies that derive the bulk of their revenues from advertisers. We made the decision to completely exit these positions during the year. However, we continue to invest selectively in traditional media stocks, despite industry headwinds, where the valuations, business franchises, and prospects still remain attractive.

Government reimbursement policies adversely affected some company products offered by Apria Healthcare and Invacare. Apria is a provider of home healthcare services and related products. We have been disappointed in the operating results of this company, and came to question the credibility of Apria's management. Invacare, a provider of wheelchairs and other health care products, has also lost revenue due to difficulties with its new processing systems and operational difficulties related to product shipments. As a result, we decided to eliminate our positions in both Apria and Invacare.

Outlook

In our opinion, the August and September stock rally should be viewed with some caution. On the positive side, the market will now be less focused on commodity prices and should broaden its perspective to include longer-term stock valuation measures. On the other hand, the economy may be weaker than is generally recognized. That--combined with the slowdown in housing--means the Fed's next move is more likely to be a rate decrease than an increase.

We believe that this economic backdrop is a good environment for our bottom-up stock selection process. It can present attractive investment opportunities across sectors and market caps from a longer-term perspective. Finally, since many companies are flush with cash and interest rates remain at historically low levels, we believe that mergers and acquisitions will continue to remain an important factor in the market for the foreseeable future, and will tend to especially reward investors in small- and mid-cap companies.

October 2006

As of September 30, 2006, the following companies represented the following percentages of Fund net assets:  Standard Parking 3.11%, Acuity Brands Inc. 1.98%, Interface Inc. 2.84%, Anixter International Inc. 2.39%, Commonwealth Telephone 4.69%, Sybron Dental 0.00%, Advo 0.00%, Journal Register 0.00%, Radio One 0.00%, Apria Healthcare 0.00%, and Invacare 0.00%.

Small Cap Value

Fund Statistics
September 30, 2006
Investment Performance
(total return at NAV*)

	6 Months	12 Months
	Ended	Ended
	9/30/06	9/30/06
Class A	0.12%	6.43%
Class C	(0.41%)	5.34%
Class I	0.52%	7.21%
Russell 2000 Value Index**	(0.22%)	14.01%
Lipper Small Cap Core Funds Average**	(5.26%)	7.55%

	% of Total
Economic Sectors	Investments
Consumer Discretionary	21.4%
Consumer Staples	3.3%
Energy	2.8%
Exchange Traded Funds	4.2%
Financials	27.6%
Health Care	2.2%
Industrials	12.1%
Information Technology	7.2%
Materials	6.3%
Telecommunications Services	7.2%
U.S. Government Agency Obligations	3.4%
Utilities	2.3%

Total	100%

Ten Largest Stock Holdings	% of Net Assets
Commonwealth Telephone Enterprises, Inc.	4.7%
Compass Minerals International, Inc.	4.5%
Assured Guaranty Ltd.	4.0%
Matthews International Corp.	4.0%
Glacier Bancorp, Inc.	3.8%
Universal American Financial Corp.	3.8%
Hilb, Rogal, & Hobbs Co.	3.6%
Corinthian Colleges, Inc.	3.4%
Lance, Inc.	3.4%
Lee Enterprises, Inc.	3.1%
Total	38.3%

Small Cap Value Fund Statistics
September 30, 2006
Average Annual Total Returns
(with max. load)

Class A Shares
One year	1.35%
Since Inception	4.51%
(10/1/04)

Class C Shares
One year	4.34%
Since Inception	5.24%
(4/1/05)

Small Cap Value Fund Statistics
September 30, 2006
Average Annual Total Returns

Class I Shares at NAV
One Year	7.21%
Since Inception	12.59%
(4/29/05)

*     Investment performance does not reflect the deduction of any front-end or deferred sales charge.

**    Source: Lipper Analytical Services, Inc.

Performance Comparison
Comparison of change in value of $10,000 investment.

*Source: Lipper Analytical Services, Inc.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Performance

The Calvert Mid Cap Value Fund Class A shares (at NAV*) returned 8.60% for the 12-month period ended September 30, 2006 versus the Russell Midcap® Value Index total return of 12.27%. Fund underperformance versus the benchmark was largely the result of underperforming stocks in the Consumer Discretionary and Health Care sectors.

Investment Climate

In the aftermath of Hurricane Katrina, volatile crude oil prices (which finally retreated to near $60 by the end of the period), as well war and unrest in the Middle East, colored market expectations for much of the 12-month period. We also had the Federal Reserve's (Fed) diligent campaign of short-term interest-rate increases, until they opted to "pause" their hikes in August. The transition of Fed leadership, with Ben Bernanke assuming the Chairman's role from Alan Greenspan, meant the market had to adjust to a new era of communication from the agency. In the meantime, the most bullish investors in the marketplace saw signs of continued economic strength, or at least talked about a "soft landing" in the event of a significant economic slowdown.

Initially, small- and mid-cap stocks continued to post superior results to large-caps, despite ongoing observations that relative valuations suggested it was time for a change in this trend. However, large-cap stocks finally outperformed smaller companies over the last half of the reporting period. Overall, the Russell 1000® Index of large-and mid-cap stocks edged out the Russell 2000® Index (which includes both value and growth small-cap stocks) with returns of 10.25% to 9.92%, respectively, for the 12 months. Within the Russell 1000, mid-cap stocks underperformed large caps by 0.94% for the period. Mid-cap value stocks continued to trump mid-cap growth, with a return for the benchmark Russell Midcap Value Index of 12.27% versus 7.03% for the Russell Midcap Growth® Index.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Fund seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility. A bright spot was our ability to find new value opportunities for the Fund. Since early 2006, we have been pleased to find value opportunities in areas such as the Materials, Energy and Utilities sectors, which have been positive performance contributors to the Fund during the last half of a challenging fiscal year.

The portfolio strategy emphasizes bottom-up stock selection, which accounts for the great majority of performance issues relative to the benchmark, with sector weightings having a negligible impact. Therefore, our discussion of strategy is focused on specific Fund holdings and on our buy, sell or hold decisions with regard to these stocks.

Rewarding holdings

Among strong contributors to portfolio return for the reporting period were Affiliated Managers Group, T. Rowe Price Group, The Brink's Co., and Commonwealth Telephone.

Asset management companies Affiliated Managers Group and T. Rowe Price have both appreciated due to good overall equity market performance. Improving mutual fund inflows for T. Rowe Price represent more optimistic investor sentiment about the financial markets.

Brink's, a leading provider of business and security services in North America, benefited from a significant improvement in profit margins in its U.S. and South American operations. The company also sold its BAX Global airfreight/logistics business, which has further streamlined its operations and positioned Brink's for future growth.

Commonwealth Telephone, a provider of advanced data and voice telecommunications products and services, saw its share price rise after a September 18, 2006, announcement that it was being acquired by Citizens Communications for $1.1 billion. The $41.72 per share purchase price is consistent with our estimate of the firm's intrinsic value and supports our initial investment thesis of continued mergers and acquisitions activity in the sector.

Less successful holdings

The Fund's underperformance relative to the benchmark resulted largely from losses in Consumer Discretionary holdings McClatchy and Entercom Communications; and Health Care holdings Omnicare and Lincare Holdings; and Technology sector holding Dendrite International, Inc.

McClatchy and Entercom Communications have both been affected by negative investor sentiment on traditional media stocks and overall weak performance of companies that derive the bulk of their revenues from advertisers. We made the decision to completely exit radio-broadcaster Entercom during the year. However, we continue to invest selectively in traditional media stocks, including leading newspaper publisher McClatchy, despite industry headwinds, where the valuations, business franchises, and prospects still remain attractive over our holding period. We are frequently revisiting McClatchy and other portfolio media holdings in light of the changing business landscape.

Omnicare, a provider of pharmaceuticals and other pharmacy services to long-term healthcare institutions, has been challenged by negative publicity about pending lawsuits and issues with the Federal Centers for Medicare & Medicaid Services. But progress has been made on the latter, and several of the lawsuits have been resolved. Overall, we remain positive on Omnicare, as the fundamentals have not meaningfully changed, and we believe their position within the nursing home sector (55% market share)--as well as a shrinking number of competitors in that sector--positions them to outperform over the long-term.

Lincare Holdings is the largest U.S. provider of home oxygen and respiratory therapy services.  Its share price has declined due to investors' concerns about possible legislation to shorten the rental period for which government health programs would pay for oxygen equipment. However, the company continues to have a strong operating margin and low debt levels, which we believe should help insulate earnings from any potential legislative change.

Dendrite International, a leading marketer to global pharmaceutical and life-science companies, saw lower-than-expected growth in their client companies as the product pipeline for big pharmaceuticals remains challenged. Following disappointing fourth-quarter 2005 results and mounting organizational costs, we decided to exit our position.

Outlook

In our opinion, the August and September stock rally should be viewed with some caution. On the positive side, the market will now be less focused on commodity prices and should broaden its perspective to include longer-term stock valuation measures. On the other hand, the economy may be weaker than is generally recognized.  That--combined with the slowdown in housing--means the Fed's next move is more likely to be a rate decrease than an increase.

We believe that this economic backdrop is a decent environment for our bottom-up stock selection process. It can present attractive investment opportunities across sectors and market caps from a longer-term perspective. Finally, since many companies are flush with cash and interest rates remain at historically low levels, we believe that mergers and acquisitions will continue to remain an important factor in the market for the foreseeable future, and will tend to especially reward investors in small and mid-cap companies.

October 2006

As of September 30, 2006, the following companies represented the following percentages of Fund net assets: Affiliated Managers Group 2.60%, T. Rowe Price Group 0.00%, The Brink's Co. 3.16%, Commonwealth Telephone 2.88%, McClatchy 2.35%, Entercom Communications 0.00%, Omnicare 2.40%, Lincare Holdings 2.38%, and Dendrite International, Inc. 0.00%. Portfolio holdings are subject to change without notice.

Mid Cap Value
Fund Statistics
September 30, 2006
Investment Performance
(total return at NAV*)

	6 Months	12 Months
	Ended	Ended
	9/30/06	9/30/06
Class A	1.16%	8.60%
Class C	0.67%	7.51%
Class I	1.59%	9.40%
Russell Mid-Cap Value Index**	2.95%	12.27%
Lipper Mid-Cap Core Funds Average**	(2.82%)	7.27%

	% of Total
Economic Sectors	Investments
Consumer Discretionary	14.2%
Consumer Staples	8.3%
Energy	1.4%
Exchange Traded Funds	3.3%
Financials	26.2%
Health Care	11.3%
Industrials	13.5%
Information Technology	7.5%
Materials	5.3%
Telecommunication Services	2.8%
U.S. Government Agency Obligations	6.2%
Total	100%

Ten Largest	% of Net
Stock Holdings	Assets
Markel Corp.	4.1%
IMS Health, Inc.	4.0%
D&B Corp.	3.5%
T. Rowe Price Group, Inc.	3.5%
MBIA, Inc.	3.4%
Marshall & Ilsley Corp.	3.3%
H.J. Heinz Co.	3.3%
Sabre Holdings Corp.	3.2%
Brink's Co.	3.2%
Meredith Corp.	3.1%
Total	34.6%

Mid Cap Value Fund Statistics
September 30, 2006
Average Annual Total Returns
(with max. load)

Class A Shares
One year	3.42%
Since Inception	8.79%
(10/1/04)

Class C Shares
One Year	6.51%
Since Inception	6.92%
(4/1/05)

Mid Cap Value Fund Statistics
September 30, 2006
Average Annual Total Returns

Class I Shares at NAV
One Year	9.40%
Since Inception	9.94%
(6/27/05)

*     Investment performance does not reflect the deduction of any front-end or deferred sales charge.

**    Source: Lipper Analytical Services, Inc.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Small Cap Value	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$1,001.20	$8.48
Hypothetical	$1,000.00	$1,016.60	$8.54
(5% return per year before expenses)
Class C
Actual	$1,000.00	$995.90	$13.46
Hypothetical	$1,000.00	$1,011.58	$13.56
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,005.20	$4.62
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.69%, 2.69%, and 0.92% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Mid Cap Value	4/1/06	9/30/06	4/1/06 - 9/30/06
Class A
Actual	$1,000.00	$1,011.60	$8.02
Hypothetical	$1,000.00	$1,017.10	$8.04
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,006.70	$13.03
Hypothetical	$1,000.00	$1,012.08	$13.06
(5% return per year before expenses)

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Mid Cap Value	4/1/06	9/30/06	4/1/06 - 9/30/06
Class I
Actual	$1,000.00	$1,015.90	$4.35
Hypothetical	$1,000.00	$1,020.76	$4.36
(5% return per year before expenses)

**Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.59%, and 0.86% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund:

We have audited the accompanying statements of assets and liabilities of the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund, including the schedules of investments, as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers.  As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund as of September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 20, 2006

Small Cap Value Fund
Schedule of Investments
September 30, 2006

Equity Securities - 95.0%	Shares	Value
Capital Markets - 5.4%
Affiliated Managers Group, Inc.*	8,400	$840,924
Waddell & Reed Financial, Inc.	41,800	1,034,550
		1,875,474

Chemicals - 1.9%
Airgas, Inc.	18,100	654,677

Commercial Banks - 6.6%
Alabama National Bancorp.	13,900	948,675
Glacier Bancorp, Inc.	38,700	1,322,379
		2,271,054

Commercial Services & Supplies - 8.3%
Banta Corp.	17,300	823,480
Brink's Co.	11,500	610,190
Standard Parking Corp.*	34,200	1,073,196
Steelcase, Inc.	21,400	335,766
		2,842,632

Diversified Consumer Services - 9.4%
Corinthian Colleges, Inc.*	109,800	1,186,938
Educate, Inc.*	85,300	681,547
Matthews International Corp.	37,000	1,361,970
		3,230,455

Diversified Telecommunication Services - 7.4%
Commonwealth Telephone Enterprises, Inc.	39,200	1,616,216
Iowa Telecommunications Services, Inc.	47,700	943,983
		2,560,199

Electrical Equipment - 2.0%
Acuity Brands, Inc.	15,000	681,000

Electronic Equipment & Instruments - 2.4%
Anixter International, Inc.	14,600	824,462

Energy Equipment & Services - 2.9%
Universal Compression Holdings, Inc.*	18,400	983,480

Food Products - 3.4%
Lance, Inc.	52,500	1,156,050

Gas Utilities - 2.3%
South Jersey Industries, Inc.	26,700	798,597

Health Care Equipment & Supplies - 2.3%
Cooper Co's, Inc.	14,800	791,800

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - 2.8%
Ruby Tuesday, Inc.	34,300	$966,917

Household Durables - 5.3%
American Greetings Corp.	36,600	846,192
Interface, Inc.*	76,000	978,880
		1,825,072

Insurance - 16.3%
Assured Guaranty Ltd.,	53,400	1,384,662
Hilb, Rogal, & Hobbs Co.	29,100	1,241,115
Markel Corp.*	1,900	780,254
Security Capital Assurance Ltd.*	37,100	888,545
Universal American Financial Corp.*	81,900	1,316,133
		5,610,709

IT Services - 2.0%
Sabre Holdings Corp.	30,000	701,700

Machinery - 2.3%
Commercial Vehicle Group, Inc.*	40,400	778,104

Media - 4.5%
Lee Enterprises, Inc.	42,600	1,075,224
Meredith Corp.	9,900	488,367
		1,563,591

Metals & Mining - 4.5%
Compass Minerals International, Inc.	55,200	1,562,712

Software - 3.0%
Jack Henry & Associates, Inc.	47,800	1,040,606

Total Equity Securities (Cost $29,431,872)		32,719,291

Exchange Traded Funds - 4.3%
iShares Russell 2000 Index Fund	20,600	1,483,200

Total Exchange Traded Funds (Cost $1,481,196)		1,483,200

U.S. Government Agencies	Principal
And Instrumentalities - 3.5%	Amount	Value
Federal Home Loan Bank Discount Notes, 10/2/06	$1,200,000	$1,199,850

Total U.S. Government Agencies and Instrumentalities (Cost $1,199,850)		1,199,850

TOTAL INVESTMENTS (Cost $32,112,918) - 102.8%		35,402,341
Other assets and liabilities, net - (2.8%)		(948,093)
Net Assets - 100%		$34,454,248

* Non-income producing security.

See notes to financial statements.

Mid Cap Value Fund
Schedule of Investments
September 30, 2006

Equity Securities - 91.5%	Shares	Value
Capital Markets - 10.2%
Affiliated Managers Group, Inc.*	9,600	$961,056
Eaton Vance Corp.	13,300	383,838
Legg Mason, Inc.	11,100	1,119,546
T. Rowe Price Group, Inc.	27,200	1,301,520
		3,765,960

Chemicals - 2.8%
Airgas, Inc.	29,000	1,048,930

Commercial Banks - 3.3%
Marshall & Ilsley Corp.	25,600	1,233,408

Commercial Services & Supplies - 11.1%
Brink's Co.	22,000	1,167,320
D & B Corp.*	17,400	1,304,826
Manpower, Inc.	15,200	931,304
Steelcase, Inc.	48,200	756,258
		4,159,708

Consumer Finance - 2.6%
Student Loan Corp.	5,000	960,900

Diversified Telecommunication Services - 2.9%
Commonwealth Telephone Enterprises, Inc.	25,800	1,063,734

Energy Equipment & Services - 1.5%
Universal Compression Holdings, Inc.*	10,100	539,845

Food & Staples Retailing - 2.8%
CVS Corp.	32,200	1,034,264

Food Products - 5.6%
H.J. Heinz Co.	29,400	1,232,742
JM Smucker Co.	17,500	839,125
		2,071,867

Health Care Equipment & Supplies - 2.7%
Cooper Co's, Inc.	18,600	995,100

Health Care Providers & Services - 4.8%
Lincare Holdings, Inc.*	25,400	879,856
Omnicare, Inc.	20,600	887,654
		1,767,510

Health Care Technology - 3.9%
IMS Health, Inc.	54,900	1,462,536

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - 1.8%
Ruby Tuesday, Inc.	23,800	$670,922

Household Durables - 2.9%
Black & Decker Corp.	13,600	1,079,160

Insurance - 10.4%
Assured Guaranty Ltd.	42,600	1,104,618
Markel Corp.*	3,700	1,519,442
MBIA, Inc.	20,200	1,241,088
		3,865,148

IT Services - 4.7%
Hewitt Associates, Inc.*	23,100	560,406
Sabre Holdings Corp.	51,000	1,192,890
		1,753,296

Media - 7.7%
Harte-Hanks, Inc.	30,900	814,215
McClatchy Co.	20,600	869,114
Meredith Corp.	23,300	1,149,389
		2,832,718

Metals & Mining - 2.5%
Compass Minerals International, Inc.	33,300	942,723

Multiline Retail - 2.0%
Saks, Inc.	41,900	724,032

Software - 2.9%
Jack Henry & Associates, Inc.	48,500	1,055,845

Trading Companies & Distributors - 2.4%
W.W. Grainger, Inc.	13,200	884,664

Total Equity Securities (Cost $31,308,359)		33,912,270

Exchange Traded Funds - 3.4%
iShares Russell Midcap Value Index Fund	9,100	1,238,782

Total Exchange Traded Funds (Cost $1,195,367)		1,238,782

U.S. Government Agencies	Principal
and Instrumentalities - 6.2%	Amount	Value
Federal Home Loan Bank Discount Notes, 10/2/06	$2,300,000	$2,299,713

Total U.S. Government Agencies and Instrumentalities
(Cost $2,299,713)		2,299,713

Total Investments (Cost $34,803,439) - 101.1%		37,450,765
Other assets and liabilities, net - (1.1%)		(404,214)
Net Assets - 100%		$37,046,551

*Non-income producing security.

See notes to financial statements.

Statements of Assets and Liabilities
September 30, 2006

	Small Cap	Mid Cap
Assets	Value Fund	Value Fund
Investments in securities, at value (Cost $32,112,918 and $34,803,439, respectively) - see accompanying schedules	$35,402,341	$37,450,765
Cash	198,272	251,367
Receivable for securities sold	1,698,168	--
Receivable for shares sold	106,927	145,532
Interest and dividends receivable	16,665	32,874
Other assets	13,413	12,962
Total assets	37,435,786	37,893,500

Liabilities
Payable for securities purchased	2,909,143	749,921
Payable for shares redeemed	13,209	33,225
Payable to Calvert Asset Management Co., Inc.	31,508	30,819
Payable to Calvert Administrative Services Company	6,342	7,201
Payable to Calvert Shareholder Services, Inc.	1,429	2,703
Payable to Calvert Distributors, Inc.	6,359	7,885
Accrued expenses and other liabilities	13,548	15,195
Total liabilities	2,981,538	846,949
Net Assets	$34,454,248	$37,046,551

Net Assets Consist of:
Paid in capital applicable to the following shares of common stock with 250,000,000 of $0.01 par value shares authorized:
Small Cap Value:
Class A: 1,663,049 shares outstanding	$26,335,477
Class C: 43,345 shares outstanding	689,669
Class I: 295,480 shares outstanding	4,843,497
Mid Cap Value:
Class A: 1,849,080 shares outstanding		$31,217,781
Class C: 75,364 shares outstanding		1,295,448
Class I: 89,970 shares outstanding		1,590,916
Undistributed net investment income	--	77,408
Accumulated net realized gain (loss) on investments	(703,818)	217,672
Net unrealized appreciation (depreciation) on investments	3,289,423	2,647,326

Net Assets	$34,454,248	$37,046,551

Net Asset Value Per Share:
Small Cap Value:
Class A (based on net assets of $28,583,854)	$17.19
Class C (based on net assets of $734,336)	$16.94
Class I (based on net assets of $5,136,058)	$17.38
Mid Cap Value:
Class A (based on net assets of $34,009,739)		$18.39
Class C (based on net assets of $1,366,452)		$18.13
Class I (based on net assets of $1,670,360)		$18.57

Statements of Operations
Year Ended September 30, 2006

	Small Cap	Mid Cap
Net Investment Income	Value Fund	Value Fund
Investment Income:
Interest income	$45,645	$54,628
Dividend income	342,386	473,165
Total investment income	388,031	527,793

Expenses:
Investment advisory fees	208,917	183,355
Transfer agency fees and expenses	110,904	91,613
Administrative fees	64,465	69,057
Distribution Plan expenses:
Class A	59,970	65,831
Class C	4,184	8,998
Directors' fees and expenses	4,613	4,630
Custodian fees	14,369	14,802
Registration fees	38,957	39,818
Reports to shareholders	10,203	13,490
Professional fees	18,703	19,456
Accounting fees	10,731	10,615
Miscellaneous	5,865	5,271
Total expenses	551,881	526,936
Reimbursement from Advisor:
Class A	(50,934)	(22,255)
Class C	(13,980)	(15,908)
Class I	(17,539)	(15,591)
Fees paid indirectly	(21,043)	(22,797)
Net expenses	448,385	450,385

Net Investment Income (Loss)	(60,354)	77,408

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(626,609)	256,612
Change in unrealized appreciation or (depreciation)	2,730,875	2,016,262

Net Realized and Unrealized Gain (Loss) on Investments	2,104,266	2,272,874

Increase (Decrease) in Net Assets Resulting From Operations	$2,043,912	$2,350,282

Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	($60,354)	($99,805)
Net realized gain (loss) on investments	(626,609)	35,052
Change in unrealized appreciation (depreciation)	2,730,875	558,548

Increase (Decrease) in Net Assets Resulting From Operations	2,043,912	493,795

Distributions to shareholders from:
Net realized gain:
Class A Shares	(11,237)	--
Class C Shares	(155)	--
Class I Shares	(1,064)	--
Total distributions	(12,456)	--

Capital share transactions:
Shares sold:
Class A Shares	11,971,527	21,088,373
Class C Shares	506,838	219,585
Class I Shares	3,263,343	1,712,130
Reinvestment of distributions:
Class A Shares	10,796	--
Class C Shares	153	--
Class I Shares	1,063	--
Redemption fees:
Class A Shares	314	34
Shares redeemed:
Class A Shares	(4,191,113)	(2,472,711)
Class C Shares	(9,660)	(21,843)
Class I Shares	(143,627)	(6,205)
Total capital share transactions	11,409,634	20,519,363

Total Increase (Decrease) in Net Assets	13,441,090	21,013,158

Net Assets
Beginning of year	21,013,158	--
End of year	$34,454,248	$21,013,158

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	737,648	1,337,526
Class C Shares	31,311	13,965
Class I Shares	196,332	108,276
Reinvestment of distributions:
Class A Shares	677	--
Class C Shares	10	--
Class I Shares	66	--
Shares redeemed:
Class A Shares	(254,642)	(158,160)
Class C Shares	(596)	(1,345)
Class I Shares	(8,805)	(389)
Total capital share activity	702,001	1,299,873

Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2006	2005
Operations:
Net investment income (loss)	$77,408	($95,553)
Net realized gain (loss) on investments	256,612	357,389
Change in unrealized appreciation (depreciation)	2,016,262	631,064

Increase (Decrease) in Net Assets
Resulting From Operations	2,350,282	892,900

Distributions to shareholders from:
Net realized gain:
Class A Shares	(284,760)	--
Class C Shares	(8,990)	--
Class I Shares	(7,026)	--
Total distributions	(300,776)	--

Capital share transactions:
Shares sold:
Class A Shares	15,550,278	20,030,048
Class C Shares	1,034,856	395,304
Class I Shares	1,288,033	349,476
Reinvestment of distributions:
Class A Shares	269,229	--
Class C Shares	7,786	--
Class I Shares	7,026	--
Redemption fees:
Class A Shares	1,146	50
Class C Shares	50	--
Shares redeemed:
Class A Shares	(3,079,809)	(1,553,161)
Class C Shares	(120,910)	(21,638)
Class I Shares	(50,297)	(3,322)
Total capital share transactions	14,907,388	19,196,757

Total Increase (Decrease) in Net Assets	16,956,894	20,089,657

Net Assets
Beginning of year	20,089,657	--
End of year (including undistributed net investment income of $77,408 and $0, respectively)	$37,046,551	$20,089,657

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2006	2005
Shares sold:
Class A Shares	879,403	1,220,989
Class C Shares	59,379	23,593
Class I Shares	72,280	20,297
Reinvestment of distributions:
Class A Shares	15,571	--
Class C Shares	453	--
Class I Shares	405	--
Shares redeemed:
Class A Shares	(174,060)	(92,823)
Class C Shares	(6,811)	(1,250)
Class I Shares	(2,820)	(192)
Total capital share activity	843,800	1,170,614

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  The Calvert Small Cap Value Fund, and Calvert Mid Cap Value Fund, each a series of Calvert Impact Fund, Inc. (the "Fund"), are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operation of each series is accounted for separately. The Small Cap Value and Mid Cap Value Funds began operations on October 1, 2004 and each offers Class A, Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares of Small Cap Value and Mid Cap Value began operations on April 1, 2005. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares of Small Cap Value and Mid Cap Value began operations on April 29, 2005 and June 27, 2005, respectively. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class  has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2006, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). Prior to September 27, 2006, the redemption fee applied to redemptions, including exchanges, made within five days for all Class I shares. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

New Accounting Pronouncements: In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% and .65% of the average daily net assets for Small Cap Value and Mid Cap Value, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2007.  For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. To the extent that any expense offset credits are earned,  the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows:

	Class A	Class C	Class I
Small Cap Value	1.69%	2.69%	0.92%
Mid Cap Value	1.59%	2.59%	0.86%

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A and Class C shares and .10% for Class I shares based on the average daily net assets of each Fund.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Funds, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Fund's Class A and Class C shares, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $17,154 and $34,102 as its portion of the commissions charged on sales of Small Cap Value and Mid Cap Value Class A shares, respectively, for the year ended September 30, 2006.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $14,904 and $27,953 for the year ended September 30, 2006 for Small Cap Value and Mid Cap Value, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

On December 2, 2005, shareholders approved the reorganization of several Calvert Fund Boards. As a result of this reorganization, Directors now oversee additional portfolios. Each Director who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 ($6,000 prior to December 2, 2005) plus a meeting fee of $2,000 ($1,000 prior to December 2, 2005) for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Small Cap Value	Mid Cap Value
Purchases	$28,345,836	$23,851,110
Sales	16,835,038	9,821,673

The following tables present the cost of investments owned at September 30, 2006 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2006.

		Net Unrealized
	Federal Tax	Appreciation	Unrealized	Unrealized
	Cost	(Depreciation)	Appreciation	(Depreciation)
Small Cap Value	$32,142,632	$3,259,709	$3,758,156	($498,447)
Mid Cap Value	34,847,942	2,602,823	3,253,481	(650,658)

Net realized capital loss carryfowards for federal income tax purposes of $18,476 in Small Cap Value at September 30, 2006 may be utilized to offset future capital gains until expiration in September 2014.

Small Cap Value intends to elect to defer post-October losses of $655,628 to fiscal year ended September 30, 2007. Such losses if unutilized will expire in 2015.

The tax character of dividends and distributions paid during the years ended September 30, 2006, and September 30, 2005 were as follows:

Small Cap Value
Distributions paid from:	2006	2005
Ordinary income	$12,456	--
Total	$12,456	--

Mid Cap Value
Distributions paid from:	2006	2005
Ordinary income	$300,776	--
Total	$300,776	--

As of September 30, 2006, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Small Cap Value	Mid Cap Value
Undistributed ordinary income	$0	$322,518
Undistributed long term capital gain	--	17,065
Capital loss carryforward	(18,476)	--
Unrealized appreciation (depreciation)	3,259,709	2,602,823
Total	$3,241,233	$2,942,406

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations.  The primary permanent difference causing such reclassifications is due to the disallowance of net operating losses for Small Cap Value.

Small Cap Value
Undistributed net investment income	$60,354
Paid in capital	(60,354)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of assets and liabilities are primarily due to wash sales for both Small Cap Value and Mid Cap Value and post-October loss deferrals for Small Cap Value.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds.

The Funds had no borrowings under the agreement during the year ended September 30, 2006.

Tax Information (Unaudited)

For corporate shareholders of Small Cap Value and Mid Cap Value, a total of 100% and 24.6%, respectively, of the ordinary distributions paid during fiscal year ending September 30, 2006 qualify for the corporate dividends received deduction.  Also, 100% and 24.7% of the ordinary distributions paid for Small Cap Value and Mid Cap Value, respectively, have been identified as qualified dividend income. Additional information will be provided to shareholders in January 2007 for use in preparing 2006 income tax returns.

Small Cap Value Fund
Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005 #(z)
Net asset value, beginning	$16.16	$15.00
Income from investment operations
Net investment income	(.04)	(.15)
Net realized and unrealized gain (loss)	1.08	1.31
Total from investment operations	1.04	1.16
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.03	1.16
Net asset value, ending	$17.19	$16.16

Total return*	6.43%	7.73%
Ratios to average net assets: A
Net investment income	(.30%)	(1.01%) (a)
Total expenses	1.98%	2.40% (a)
Expenses before offsets	1.77%	1.80% (a)
Net expenses	1.69%	1.69% (a)
Portfolio turnover	63%	39%
Net assets, ending (in thousands)	$28,584	$19,060

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005 ## (z)
Net asset value, beginning	$16.09	$15.70
Income from investment operations
Net investment income	(.12)	(.13)
Net realized and unrealized gain (loss)	.98	.52
Total from investment operations	.86	.39
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	0.85	.39
Net asset value, ending	$16.94	$16.09

Total return*	5.34%	2.48%
Ratios to average net assets: A
Net investment income	(1.29%)	(2.04%) (a)
Total expenses	6.11%	21.28% (a)
Expenses before offsets	2.77%	2.80% (a)
Net expenses	2.69%	2.69% (a)
Portfolio turnover	63%	24%
Net assets, ending (in thousands)	$734	$203

Small Cap Value Fund
Financial Highlights

	Periods Ended
	September 30,	September 30,
Class I Shares	2006	2005###(z)
Net asset value, beginning	$16.22	$14.69
Income from investment operations
Net investment income	.06	(.01)
Net realized and unrealized gain (loss)	1.11	1.54
Total from investment operations	1.17	1.53
Distributions from
Net realized gain	(.01)	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.16	1.53
Net asset value, ending	$17.38	$16.22

Total return*	7.21%	10.42%
Ratios to average net assets: A
Net investment income	.49%	(.21%) (a)
Total expenses	1.50%	3.31% (a)
Expenses before offsets	1.00%	1.03% (a)
Net expenses	.92%	.92% (a)
Portfolio turnover	63%	21%
Net assets, ending (in thousands)	$5,136	$1,750

Mid Cap Value Fund
Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2006	2005#(z)
Net asset value, beginning	$17.16	$15.00
Income from investment operations
Net investment income	.04	(.14)
Net realized and unrealized gain (loss)	1.42	2.30
Total from investment operations	1.46	2.16
Distributions from
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.23	2.16
Net asset value, ending	$18.39	$17.16

Total return*	8.60%	14.40%
Ratios to average net assets: A
Net investment income	.27%	(.89%) (a)
Total expenses	1.76%	2.29% (a)
Expenses before offsets	1.67%	1.69% (a)
Net expenses	1.59%	1.59% (a)
Portfolio turnover	37%	55%
Net assets, ending (in thousands)	$34,010	$19,362

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005##(z)
Net asset value, beginning	$17.09	$16.62
Income from investment operations
Net investment income	(.08)	(.13)
Net realized and unrealized gain (loss)	1.35	.60
Total from investment operations	1.27	.47
Distributions from
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.04	.47
Net asset value, ending	$18.13	$17.09

Total return*	7.51%	2.83%
Ratios to average net assets: A
Net investment income	(.66%)	(1.86%) (a)
Total expenses	4.44%	11.25% (a)
Expenses before offsets	2.67%	2.69% (a)
Net expenses	2.59%	2.59% (a)
Portfolio turnover	37%	34%
Net assets, ending (in thousands)	$1,366	$382

Mid Cap Value Fund
Financial Highlights

	Periods Ended
	September 30,	September 30,
Class I Shares	2006	2005####(z)
Net asset value, beginning	$17.20	$16.70
Income from investment operations
Net investment income	.13	(.01)
Net realized and unrealized gain (loss)	1.47	.51
Total from investment operations	1.60	.50
Distributions from
Net realized gain	(.23)	--
Total distributions	(.23)	--
Total increase (decrease) in net asset value	1.37	.50
Net asset value, ending	$18.57	$17.20

Total return*	9.40%	2.99%
Ratios to average net assets: A
Net investment income	1.18%	(.17%) (a)
Total expenses	2.54%	14.06% (a)
Expenses before offsets	.94%	.96% (a)
Net expenses	.86%	.86% (a)
Portfolio turnover	37%	28%
Net assets, ending (in thousands)	$1,670	$346

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#      From October 1, 2004 inception.

##    From April 1, 2005 inception.

###   From April 29, 2005 inception.

####  From June 27, 2005 inception.

*     Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a)     Annualized.

(z)     Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Age

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

DISINTERESTED DIRECTORS/TRUSTEES

REBECCA ADAMSON

AGE: 57	Trustee Director Director Director	1989 CSIF 2000 Impact 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	14	Tom's of Maine Calvert Foundation

RICHARD L. BAIRD, JR.

AGE: 58

	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of the Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	26

FREDERICK A. DAVIE, JR.

AGE: 50

	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	14	Auburn Seminary Faith Center for Community Development FoodChange

JOHN GUFFEY, JR.

AGE: 58

	Trustee Director Director Director	1982 CSIF 1992 CWVF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	26	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC

MILES DOUGLAS HARPER, III

AGE: 44

	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	14	Bridgeway Funds (11)

JOY V. JONES

AGE: 56

	Trustee Director Director Director	1990 CSIF 2000 Impact 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	14	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation

TERRENCE J. MOLLNER, Ed.D.

AGE: 61

	Trustee Director Director Director	1982 CSIF 1992 CWVF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	14	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.

SYDNEY AMARA MORRIS

AGE: 57

	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	14

RUSTUM ROY

AGE: 82

	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of the Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University; & visiting Professor of Medicine, University of Arizona.	14	Chairperson, Friends of Health Chairperson, Campaign for Better Health

TESSA TENNANT

AGE: 47

	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Chair of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	14	Solar Century Company, Ltd. Robeco Sustainable Equity Fund
INTERESTED DIRECTORS/TRUSTEES

BARBARA J. KRUMSIEK

AGE: 54

	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation

D. WAYNE SILBY, Esq.

AGE: 58

	Trustee, Chair & President Director & Chair Director, Chair & President Director & Chair	1982 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003).	26	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation Studio School Fund Syntao.com China

OFFICERS

KAREN BECKER

AGE: 54

	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq.

AGE: 47

	Officer	1988 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY

AGE: 42

	Officer	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq.

AGE: 38

	Officer	1996 CSIF 1996 CWVF 2000 CSIS 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

STEVEN A. FALCI

AGE: 47

	Officer	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.

TRACI L. GOLDT

AGE: 33

	Officer	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
GREGORY B. HABEEB

AGE: 56

	Officer	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.

DANIEL K. HAYES

AGE: 56

	Officer	1996 CSIF 1996 CWVF 2000 CSIS 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA

AGE: 41

	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

LANCELOT A. KING, Esq.

AGE: 36

	Officer	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.

JANE B. MAXWELL, Esq.

AGE: 54

	Officer	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
ANDREW K. NIEBLER, Esq. AGE: 39	Officer	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2006, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton for 7 years.

CATHERINE P. ROY

AGE: 50

	Officer	2004

Senior Vice President of Calvert Asset Management Company, Inc.  Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq.

AGE: 59

	Officer	1990 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

RONALD M. WOLFSHEIMER, CPA

AGE: 54

	Officer	1982 CSIF 1992 CWVF 2000 CSIS 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA

AGE: 45

	Officer	1999 CSIF 1999 CWVF 2000 CSIS 2000 Impact	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Impact Fund, Inc.
Small Cap Value Fund
Mid Cap Value Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/06
	$	%*	$	% *

(a) Audit Fees	$36,850		$45,870
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$7,920	0%	$8,250	0%
(d) All Other Fees	$0	0%	$0	0%
Total	$44,770	0%	$54,120	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entitycontrolling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entitycontrolling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/06
$	%*	$	% *
$21,000	0%*	$5,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2006.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report  that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant's Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: December 1, 2006

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date: December 1, 2006

By:	/s/ Ronald M. Wolfsheimer Ronald M. Wolfsheimer Treasurer -- Principal Financial Officer

Date: December 1, 2006